SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 of 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 24, 2003


                               VECTREN CORPORATION
             (Exact name of registrant as specified in its charter)


Commission            Registrant, State of Incorporation,       I.R.S Employer
 File No.                Address and Telephone Number         Identification No.
 1-15467                      Vectren Corporation                 35-2086905
                            (An Indiana Corporation)
                             20 N.W. Fourth Street,
                            Evansville, Indiana 47708
                                 (812) 491-4000

 1-16739                  Vectren Utility Holdings, Inc.          35-2104850
                            (An Indiana Corporation)
                             20 N.W. Fourth Street,
                            Evansville, Indiana 47708
                                 (812) 491-4000




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Item 7.  Exhibits

99-1    Press Release- Vectren Corporation Sells $200 Million in Debt
99-2    Cautionary Statement for Purposes of the "Safe Harbor"
        Provisions of the Private Securities Litigation Reform Act of 1995


Item 9.  Regulation FD Disclosure

On July 24, 2003, Vectren Corporation (the Company) announced the pricing of $200 million in senior unsecured notes in two tranches of $100 million each through its wholly-owned subsidiary, Vectren Utility Holdings, Inc., which provides financing for the company's regulated operations. The press release is attached to this filings as Exhibit 99-1.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company is hereby filing cautionary statements identifying important factors that could cause actual results of the Company and its subsidiaries, including Vectren Utility Holdings, Inc., Indiana Gas Company, Inc. and Southern Indiana Gas and Electric Company, to differ materially from those projected in forward-looking statements of the Company and its subsidiaries made by, or on behalf of, the Company and its subsidiaries.

                                   SIGNATURES

Pursuant to the requirementINC. of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               VECTREN CORPORATION
                               VECTREN UTILITY HOLDINGS, INC.

July 24, 2003


                                                   By:  /s/ M. Susan Hardwick
                                                   --------------------------
                                                   M. Susan Hardwick
                                                   Vice President and Controller